                                                                    EXHIBIT 99.2
                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE: MOLTEN METAL TECHNOLOGY, INC.                      CASE NO.: 97-21385-CJK
       DEBTOR                                             JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11
MONTHLY OPERATING REPORT FOR MONTH ENDING:                              6/30/98
                                                                        -------




COMES NOW, MOLTEN METAL TECHNOLOGY, INC., Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 6/1/98 and ending 6/30/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

            X    Monthly Reporting Questionnaire (Attachment 1)
          -----

            X    Comparative Balance Sheets (Forms OPR-1 and OPR-2)
          -----

            X    Summary of Accounts Receivable (Form OPR-3)
          -----

            X    Schedule of Post-Petition Liabilities (Form OPR-4)
          -----

            X    Income Statement (Form OPR-5)
          -----

            X    Statement of Sources and Uses of Cash (Form OPR-6)
          -----


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:    7/23/98                    DEBTOR-IN-POSSESSION
         -------
                                    By: /s/ F. Gordon Bitter
                                        ----------------------------------------
                                    Name & Title: F. Gordon Bitter, CEO & CFO
                                                  Molten Metal Technology, Inc.
                                                  421 Currant Road
                                                  Fall River, MA  02720
                                                  Telephone: 508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS


IN RE: MOLTEN METAL TECHNOLOGY, INC.                      CASE NO.: 97-21385-CJK
       DEBTOR                                             JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11



                     NOTE TO THE MONTHLY OPERATING REPORT:



Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of all expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1

CASE NAME:   MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER: 97-21385-CJK


                                                            MONTH ENDED: 6/30/98
                                                                         -------


                                                               FILING         MONTH        MONTH         MONTH
                                                                DATE          ENDED        ENDED         ENDED
                                                               12/3/97      12/31/97      1/31/98       2/28/98
                                                            -----------------------------------------------------

ASSETS

CURRENT ASSETS

Cash                                                          4,893,869     6,713,407    4,953,236     4,072,063
Other negotiable instruments (i.e.  CD's,
         Treasury Bills, Etc.)

Accounts Receivable-Trade, Net (OPR-3)                        1,094,993       891,484      451,441       392,839
Less: allowance for doubtful accounts
Accounts Receivable-Other                                       338,181       662,994      673,987       633,723
Accounts Receivable-Intercompany
Inventory, at cost                                            3,032,515     1,832,965    1,832,965     1,832,965
Prepaid expenses                                              2,994,736     3,276,848    3,447,882     3,783,158
Deposits                                                        141,546       119,455      181,446       185,611
Other:
         Investment in Nichimen Joint Venture                   433,739       433,739      433,739       433,739
         Investment in MMT of Tennessee                              10            10           10            10
         Investment in MMT Federal Holdings                       1,000         1,000        1,000         1,000
         Long Term Notes Receivable                           1,806,950     1,806,950    1,806,950     1,806,950
         Restricted Cash Collateral Deposits                  3,706,433     3,715,479    3,724,480     3,732,562


                                                            -----------------------------------------------------
TOTAL CURRENT ASSETS                                         18,441,972    19,454,331   17,507,136    16,874,620
                                                            -----------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                       86,181,337    86,206,483   86,347,343    86,409,258
Less: Accumulated Depreciation                              (21,105,234)  (21,693,189) (22,282,884)  (22,872,579)

                                                            -----------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                            65,076,103    64,513,294   64,064,459    63,536,679
                                                            -----------------------------------------------------

OTHER ASSETS (itemized if value exceeds
         10% of "total assets")
         Intangible Assets                                   11,221,338    11,220,787   11,245,697    11,266,969
         Less: Accumulated Amortization                      (1,765,428)   (1,783,197)  (1,801,012)   (1,818,825)

                                                            -----------------------------------------------------
TOTAL OTHER ASSETS                                            9,455,910     9,437,590    9,444,685     9,448,144
                                                            -----------------------------------------------------

TOTAL ASSETS                                                 92,973,985    93,405,215   91,016,280    89,859,443
                                                            =====================================================


                                                                MONTH         MONTH        MONTH         MONTH
                                                                ENDED         ENDED        ENDED         ENDED
                                                               3/31/98       4/30/98      5/31/98       6/30/98
                                                            ------------------------------------------------------

ASSETS

CURRENT ASSETS

Cash                                                            474,472      (373,368)    (404,055)      (389,733)
Other negotiable instruments (i.e.  CD's,
         Treasury Bills, Etc.)

Accounts Receivable-Trade, Net (OPR-3)                          830,839       277,703      226,397         41,841
Less: allowance for doubtful accounts
Accounts Receivable-Other                                       627,686       497,002      700,005        232,169
Accounts Receivable-Intercompany
Inventory, at cost                                            1,832,965     1,832,965    1,832,965      1,832,965
Prepaid expenses                                              3,998,312     4,517,384    3,669,726      3,217,390
Deposits                                                        246,394       246,394      246,394        246,394
Other:
         Investment in Nichimen Joint Venture                   433,739       433,739      433,739        433,739
         Investment in MMT of Tennessee                              10            10           10             10
         Investment in MMT Federal Holdings                       1,000         1,000        1,000          1,000
         Long Term Notes Receivable                           1,806,950     1,806,950    1,806,950      1,806,950
         Restricted Cash Collateral Deposits                  4,020,750     4,020,750    4,020,750      4,047,507


                                                            ------------------------------------------------------
TOTAL CURRENT ASSETS                                         14,273,117    13,260,529   12,533,881     11,470,232
                                                            ------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                       86,482,544    86,522,002   87,221,428     87,237,344
Less: Accumulated Depreciation                              (23,421,627)  (23,994,609) (24,567,381)   (25,139,926)

                                                            ------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                            63,060,917    62,527,393   62,654,047     62,097,418
                                                            ------------------------------------------------------

OTHER ASSETS (itemized if value exceeds
         10% of "total assets")
         Intangible Assets                                   11,476,242    11,565,648   11,641,734     11,649,677
         Less: Accumulated Amortization                      (1,839,916)   (1,872,238)  (1,911,432)    (1,947,191)

                                                            ------------------------------------------------------
TOTAL OTHER ASSETS                                            9,636,326     9,693,410    9,730,302      9,702,486
                                                            ------------------------------------------------------

TOTAL ASSETS                                                 86,970,360    85,481,332   84,918,230     83,270,136
                                                            ======================================================

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2

CASE NAME:   MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER: 97-21385-CJK




                                                            MONTH ENDED: 6/30/98
                                                                         -------

                                                              FILING         MONTH           MONTH          MONTH
                                                               DATE          ENDED           ENDED          ENDED
                                                             12/3/97        12/31/97        1/31/98        2/28/98
                                                          -----------------------------------------------------------

LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                                               5,260,000      10,800,000      7,000,000
Unsecured Debt-Intercompany Obligations due to cash
            transfers in Post Petition Operations                          (1,183,624)     (2,201,140)    (1,829,262)
Unsecured Debt-Obligations incurred in Post Petition
            Operations (See Form OPR-4)                                     3,076,569       1,960,397      2,092,200

                                                          -----------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                      0      7,152,945      10,559,257      7,262,938

PRE PETITION INTERCOMPANY LIABILITIES                     (126,615,241)  (126,615,241)   (126,615,241)  (126,615,241)
DEFERRED REVENUE/DEFERRED INCOME                            11,151,728      9,342,638       9,165,259      9,144,426
TOTAL OTHER PRE PETITION LIABILITIES                       198,513,032    198,221,086     195,432,030    199,566,949
                                                          -----------------------------------------------------------

TOTAL LIABILITIES                                           83,049,519     88,101,428      88,541,305     89,359,072
                                                          -----------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                                             15,874,471     16,793,713      17,319,518     17,845,322
Common Stock                                                   237,810        237,810         237,810        237,810
Paid in Capital                                            170,893,690    170,893,690     170,893,690    170,893,690
Valuation Allowance                                              9,683         11,636             217          9,323
Dividends Paid                                              (4,343,230)    (5,262,472)     (5,788,277)    (6,314,081)
Treasury Stock                                              (1,251,319)    (1,251,319)     (1,251,319)    (1,251,319)
Deferred Compensation                                         (127,137)      (120,489)       (113,842)      (107,838)
Retained Earnings
            Through Filing Date                           (171,369,502)  (171,362,447)   (171,362,447)  (171,362,447)
            Post Filing Date                                               (4,636,335)     (7,460,375)    (9,450,089)

                                                          -----------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                         9,924,466      5,303,787       2,474,975        500,371
                                                          -----------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  92,973,985     93,405,215      91,016,280     89,859,443
                                                          ===========================================================

                                                              MONTH           MONTH          MONTH          MONTH
                                                              ENDED           ENDED          ENDED          ENDED
                                                             3/31/98         4/30/98        5/31/98        6/30/98
                                                          -----------------------------------------------------------

LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                                7,000,000       7,000,000      9,300,000     10,800,000
Unsecured Debt-Intercompany Obligations due to cash
            transfers in Post Petition Operations           (3,038,101)     (4,245,999)    (5,806,354)    (6,335,372)
Unsecured Debt-Obligations incurred in Post Petition
            Operations (See Form OPR-4)                      2,468,346       2,164,943      2,975,597      3,435,157

                                                          -----------------------------------------------------------
TOTAL POST PETITION LIABILITIES                              6,430,245       4,918,944      6,469,243      7,899,785

PRE PETITION INTERCOMPANY LIABILITIES                     (126,615,241)   (126,615,241)  (126,615,241)  (126,615,241)
DEFERRED REVENUE/DEFERRED INCOME                             9,123,593       8,888,307      8,805,851      8,678,208
TOTAL OTHER PRE PETITION LIABILITIES                       199,295,786     200,075,660    200,292,269    199,927,902
                                                          -----------------------------------------------------------

TOTAL LIABILITIES                                           88,234,383      87,267,670     88,952,122     89,890,654
                                                          -----------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                                             18,371,126      18,011,989     17,652,851     17,293,713
Common Stock                                                   237,810         237,810        237,810        237,810
Paid in Capital                                            170,893,690     170,893,690    170,893,690    170,893,690
Valuation Allowance                                              9,323           9,323          9,323          9,323
Dividends Paid                                              (6,839,885)     (6,480,748)    (6,121,610)    (5,762,472)
Treasury Stock                                              (1,251,319)     (1,251,319)    (1,251,319)    (1,251,319)
Deferred Compensation                                         (101,191)        (94,758)       (88,111)       (83,934)
Retained Earnings
            Through Filing Date                           (171,362,447)   (171,362,447)  (171,362,447)  (171,362,447)
            Post Filing Date                               (11,221,130)    (11,749,878)   (14,004,079)   (16,594,882)

                                                          -----------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                        (1,264,023)     (1,786,338)    (4,033,892)    (6,620,518)
                                                          -----------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  86,970,360      85,481,332     84,918,230     83,270,136
                                                          ===========================================================

                         SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3

CASE NAME:   MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER: 97-21385-CJK




                                                            MONTH ENDED: 6/30/98
                                                                         -------

                                                                               0-30          31-60         61-90          OVER
                                                                 TOTAL         DAYS           DAYS          DAYS         90 DAYS
                                                               ------------------------------------------------------------------

DATE OF FILING: 12/3/97                                        1,094,993      818,022        66,192        42,053        168,726
                Allowance for doubtful accounts                 (150,000)                                               (150,000)
                                                               ------------------------------------------------------------------
                                                                 944,993      818,022        66,192        42,053         18,726
                                                               ==================================================================

MONTH:          12/31/97                                         891,484            8       680,697             0        210,779
                Allowance for doubtful accounts                        0
                                                               ------------------------------------------------------------------
                                                                 891,484            8       680,697             0        210,779
                                                               ==================================================================

MONTH:          1/31/98                                          451,441            0             9       240,654        210,778
                Allowance for doubtful accounts                        0
                                                               ------------------------------------------------------------------
                                                                 451,441            0             9       240,654        210,778
                                                               ==================================================================

MONTH:          2/28/98                                          392,839            0       (58,602)            8        451,433
                Allowance for doubtful accounts                        0
                                                               ------------------------------------------------------------------
                                                                 392,839            0       (58,602)            8        451,433
                                                               ==================================================================

MONTH:          3/31/98                                          830,839      438,009                     (58,602)       451,432
                Allowance for doubtful accounts                        0
                                                               ------------------------------------------------------------------
                                                                 830,839      438,009             0       (58,602)       451,432
                                                               ==================================================================

MONTH:          4/30/98                                          277,703       67,500                                    210,203
                Allowance for doubtful accounts                        0
                                                               ------------------------------------------------------------------
                                                                 277,703       67,500             0             0        210,203
                                                               ==================================================================

MONTH:          5/31/98                                          226,397       48,754            12                      177,631
                Allowance for doubtful accounts
                                                               ------------------------------------------------------------------
                                                                 226,397       48,754            12             0        177,631
                                                               ==================================================================

MONTH:          6/30/98                                           41,841                   (135,801)           12        177,630
                Allowance for doubtful accounts
                                                               ------------------------------------------------------------------
                                                                  41,841            0      (135,801)           12        177,630
                                                               ==================================================================

                      SCHEDULE OF POST PETITION LIABILITIES           FORM OPR-4

CASE NAME:   MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER: 97-21385-CJK




                                                            MONTH ENDED: 6/30/98
                                                                         -------

                                                            DATE          DATE        TOTAL     0-30     31-60    61-90     OVER
                                                         INCURRED          DUE         DUE      DAYS      DAYS     DAYS    90 DAYS
                                                      ----------------------------------------------------------------------------

TAXES PAYABLE
-------------

    Federal Income Taxes                                                                 NONE
    FICA-Employer's Share                                                                NONE
    FICA-Employee's Share                                                                NONE
    Unemployment Tax                                                                     NONE
    State Sales & Use Tax                                                                NONE
    State __________ Tax                                                                 NONE
    Personal Property Tax                                                                NONE

                                                                                   -----------------------------------------------
TOTAL TAXES PAYABLE                                                                         0      0         0        0          0
-------------------                                                                -----------------------------------------------

POST PETITION SECURED DEBT
--------------------------
DIP FINANCING
    Post petition advances-Morgens Waterfall
         Financing                                    3/20/98-5/31/98   12/31/99   10,800,000

ACCRUED INTEREST PAYABLE
    Post petition interest on Morgens Waterfall
         Financing

                                                                                   -----------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                   10,800,000      0         0        0          0
--------------------------------                                                   -----------------------------------------------

POST PETITION UNSECURED DEBT
----------------------------
TRADE ACCOUNTS PAYABLE & OTHER:
    Trade Accounts Payable (see attached schedules)                                 1,927,834
    Payroll withholdings
    Accrued Payroll
    Accrued Interest                                                                  166,944
    Accrued Disposal Costs                                                            363,746
    Other Accrued expenses-Estimated liability
         incurred, but not invoiced as of the end of
         the period and deferred obligations.                                         976,633

                                                                                   -----------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                3,435,157      0         0        0          0
                                                                                   -----------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                14,235,157      0         0        0          0
                                                                                   ===============================================

                                INCOME STATEMENT                      FORM OPR-5

CASE NAME:   MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER: 97-21385-CJK


                                                            MONTH ENDED: 6/30/98
                                                                         -------

                                                                PRE           POST         MONTH         MONTH         MONTH
                                                             PETITION      PETITION        ENDED         ENDED         ENDED
                                                              12/3/97      12/31/97       1/31/98       2/28/98       3/31/98
                                                           --------------------------------------------------------------------

NET REVENUE (INCOME)                                                       1,871,483             0                     438,373
                                                           --------------------------------------------------------------------

COST OF GOODS SOLD
     Salaries & wages                                                      1,154,821       868,277       666,693       595,742
     Less: Salaries & wages capitalized in fixed assets                                          0
     Benefits                                                                489,984       226,464       207,528       226,374
     Bad debt expense                                                                            0
     Cost of goods sold                                                    1,200,000       (20,833)                    (20,833)
     Decontamination & disposal                                                             18,888        18,888        18,888
     Disposal costs-secondary wastes                                         145,779      (100,000)
     Financing costs                                                         212,000         9,000
     Insurance                                                                98,733        94,603        64,126        62,851
     Legal services                                                                              0
     Materials                                                               391,707        70,359      (289,672)       29,516
     Office expense & supplies                                                   248        (7,193)       58,624        48,345
     Other                                                                     4,393        57,436           416         3,162
     Outside services                                                        369,073       143,619      (213,980)       83,245
     Professional services                                                 1,073,857       (99,264)       60,575       111,138
     Rent-equipment                                                           73,365         1,759        42,453        19,203
     Rent-office/buildings                                                   260,103       307,269       102,221       (94,110)
     Supplies-processing                                                                   (15,755)
     Taxes                                                                    79,546        23,100        23,143        23,656
     Telephone                                                               123,714        34,394        36,810        17,060
     Transportation                                                            3,355        20,000       (10,055)
     Travel & entertainment                                                   20,585        50,206        55,770        61,786
     Utilities                                                               200,831         3,345        39,704       (16,525)

                                                           --------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                                             0     5,902,094     1,685,674       863,244     1,169,498
                                                           --------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
     TAXES, OR EXTRAORDINARY EXPENSES                                0    (4,030,611)   (1,685,674)     (863,244)     (731,125)
                                                           --------------------------------------------------------------------

INTEREST EXPENSE                                                                            90,855        90,960        71,976
DEPRECIATION AND AMORTIZATION                                                605,724       607,511       607,510       594,069
INCOME TAX EXPENSE (BENEFIT)                                                                     0
REORGANIZATION EXPENSE                                                                     440,000       428,000       343,147
OTHER (INCOME) EXPENSE                                                                           0
(GAIN) LOSS ON SALE OF ASSETS                                                                    0                      30,724
                                                           --------------------------------------------------------------------

NET INCOME (LOSS)                                                    0    (4,836,335)   (2,824,040)   (1,989,714)   (1,771,041)
                                                           ====================================================================

                                                               MONTH         MONTH         MONTH          MONTH
                                                               ENDED         ENDED         ENDED          ENDED
                                                              4/30/98       5/31/98       6/30/98
                                                           -------------------------------------------------------

NET REVENUE (INCOME)                                         1,745,985       242,662
                                                           -------------------------------------------------------

COST OF GOODS SOLD
     Salaries & wages                                          558,048       441,216        510,654
     Less: Salaries & wages capitalized in fixed assets                      (10,791)
     Benefits                                                  174,882       157,929        168,893
     Bad debt expense
     Cost of goods sold
     Decontamination & disposal                                 18,888        18,888         18,888
     Disposal costs-secondary wastes                           (61,832)      (12,447)       178,673
     Financing costs                                                                          7,330
     Insurance                                                  62,851        62,851         55,414
     Legal services                                                           45,265         30,000
     Materials                                                  93,000       112,049         65,615
     Office expense & supplies                                  13,330        (2,181)        32,011
     Other                                                       1,959           951          1,498
     Outside services                                           57,665       195,970        138,761
     Professional services                                    (142,485)       93,754         31,702
     Rent-equipment                                              5,635        13,116         54,997
     Rent-office/buildings                                     126,063        82,598         14,000
     Supplies-processing
     Taxes                                                      69,948        59,400        143,775
     Telephone                                                  30,525        46,536         20,967
     Transportation                                             13,981        16,760
     Travel & entertainment                                     85,638        86,258         14,408
     Utilities                                                  44,973        36,887         49,235

                                                           -------------------------------------------------------
TOTAL COST OF GOODS SOLD                                     1,153,069     1,445,009      1,536,821              0
                                                           -------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
     TAXES, OR EXTRAORDINARY EXPENSES                          592,916    (1,202,347)    (1,536,821)             0
                                                           -------------------------------------------------------

INTEREST EXPENSE                                               129,317       132,979        126,273
DEPRECIATION AND AMORTIZATION                                  605,304       612,072        608,409
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE                                         387,043       306,803        319,300
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                           -------------------------------------------------------

NET INCOME (LOSS)                                             (528,748)   (2,254,201)    (2,590,803)             0
                                                           =======================================================

                      STATEMENT OF SOURCES AND USES OF CASH           FORM OPR-6

CASE NAME:   MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER: 97-21385-CJK




                                                            MONTH ENDED: 6/30/98
                                                                         -------

                                                                                              TOTAL
                                                                   PRE          POST          MONTH         MONTH        MONTH
                                                                 PETITION     PETITION        ENDED         ENDED        ENDED
                                                                12/1-12/2    12/3-12/31     12/31/97       1/31/98      2/28/98
                                                                -----------------------------------------------------------------

CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                          (4,636,335)   (4,636,335)   (2,824,040)  (1,989,714)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                                         605,724       605,724       607,510      607,508
            Decrease (Increase)-Accounts Receivable                            (123,304)     (123,304)      429,050       98,866
            Decrease (Increase)-Inventories                                   1,199,550     1,199,550             0            0
            Decrease (Increase)-Prepaid Expenses                               (282,112)     (282,112)     (171,034)    (335,276)
            Decrease (Increase)-Other Assets                                     13,596        13,596       (95,902)     (33,519)
            Increase (Decrease)-Pre Petition Liabilities                       (291,946)     (291,946)   (2,789,056)   4,134,919
            Increase (Decrease)-Post Petition Liabilities                     1,892,945     1,892,945    (2,133,688)     503,681
            Increase (Decrease)-Deferred Revenue                             (1,809,090)   (1,809,090)     (177,379)     (20,833)

                                                                -----------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                         0   (3,430,972)   (3,430,972)   (7,154,539)   2,965,632
                                                                -----------------------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                                (25,146)      (25,146)     (140,860)     (61,915)
            Sale of Net Fixed Assets
                                                                -----------------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                         0      (25,146)      (25,146)     (140,860)     (61,915)
                                                                -----------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                             5,260,000     5,260,000     5,540,000   (3,800,000)
            Increase (Decrease)-Shareholder Valuations                           15,656        15,656        (4,772)      15,110

            Purchase of Treasury Stock-Preferred Shares

                                                                -----------------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                         0    5,275,656     5,275,656     5,535,228   (3,784,890)
                                                                -----------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                     0    1,819,538     1,819,538    (1,760,171)    (881,173)

Cash and Cash Equivalents at Beginning of Period                              4,893,869     4,893,869     6,713,407    4,953,236
                                                                -----------------------------------------------------------------


Cash and Cash Equivalents at End of Period                               0    6,713,407     6,713,407     4,953,236    4,072,063
                                                                =================================================================


                                                                   MONTH         MONTH         MONTH         MONTH
                                                                   ENDED         ENDED         ENDED         ENDED
                                                                  3/31/98       4/30/98       5/31/98       6/30/98
                                                                ------------------------------------------------------

CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                             (1,771,041)     (528,748)   (2,254,201)   (2,590,803)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                            570,139       605,304       611,966       608,304
            Decrease (Increase)-Accounts Receivable               (431,963)      683,820      (151,697)      652,392
            Decrease (Increase)-Inventories                              0             0             0             0
            Decrease (Increase)-Prepaid Expenses                  (215,154)     (519,072)      847,658       452,336
            Decrease (Increase)-Other Assets                      (558,244)      (89,406)      (76,086)      (34,700)
            Increase (Decrease)-Pre Petition Liabilities          (271,163)      779,874       216,609      (364,367)
            Increase (Decrease)-Post Petition Liabilities         (832,693)   (1,511,301)     (749,701)      (69,458)
            Increase (Decrease)-Deferred Revenue                   (20,833)     (235,286)      (82,456)     (127,643)

                                                                -----------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                (3,530,952)     (814,815)   (1,637,908)   (1,473,939)
                                                                -----------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                   (73,286)      (39,458)     (699,426)      (15,916)
            Sale of Net Fixed Assets
                                                                -----------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                   (73,286)      (39,458)     (699,426)      (15,916)
                                                                -----------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                        0             0     2,300,000     1,500,000
            Increase (Decrease)-Shareholder Valuations               6,647         6,433         6,647         4,177

            Purchase of Treasury Stock-Preferred Shares

                                                                -----------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                     6,647         6,433     2,306,647     1,504,177
                                                                -----------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            (3,597,591)     (847,840)      (30,687)       14,322

Cash and Cash Equivalents at Beginning of Period                 4,072,063       474,472      (373,368)     (404,055)
                                                                -----------------------------------------------------


Cash and Cash Equivalents at End of Period                         474,472      (373,368)     (404,055)     (389,733)
                                                                =====================================================

                                  CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONAIRE

CASE NAME:   MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER: 97-21385-CJK




                                                            MONTH ENDED: 6/30/98
                                                            --------------------

                                                                          PAGE 1

1. PAYROLL
       State the amount of all executive wages paid and taxes withheld and paid.

       NAME AND TITLE OF                                         DATE               WAGES PAID               TAXES WITHHELD
       EXECUTIVE                                                 PAID           GROSS         NET           DUE          PAID
       ----------------------------------------------       -----------------------------------------------------------------

       H. W. Arrowsmith, VP Nuclear Sales & Marketing       6/12, & 6/26/98     17,308       11,870        4,815        4,815
       Eugene Berman, VP, Regul, Legal, & Extern Aff        6/12, & 6/26/98     10,722        9,122          395          395
       F. Gordon Bitter, CEO & CFO, Director                6/12, & 6/26/98     22,011       13,931        6,681        6,681
       Steven Brien, VP, Chemical Sales & Marketing         6/12, & 6/26/98     12,308        7,798        3,636        3,636
       Victor E. Gatto, Jr., VP, Government Markets         6/12, & 6/26/98      7,823        7,474          114          114
       David Hoey, V,P Business Development                 6/12, & 6/26/98     13,165        9,293        2,998        2,998
       F. James Howie, III, VP, Procurement                 6/12, & 6/26/98     10,668        6,667        2,391        2,391
       Ethan E. Jacks, VP, General Counsel, Secretary       6/12, & 6/26/98     13,551        8,601        3,147        3,147
       James E. Johnston, VP, Technical Development         6/12, & 6/26/98     11,358        7,101        2,576        2,576
       Randall Jones, Assistant Secretary                   6/12, & 6/26/98      9,303        5,999        1,862        1,862
       Christopher Nagel, Chief Technology Officer          6/12, & 6/26/98     12,395        7,751        2,912        2,912
       Charles W. Shaver, President & COO, Director         6/12, & 6/26/98     20,472       12,951        5,260        5,260

                                                                               ----------------------------------------------

       TOTAL EXECUTIVE PAYROLL                                                 161,084      108,558       36,787       36,787
                                                                               ==============================================


2. INSURANCE
       Is Workers' Compensation and other insurance in effect?        Yes
                                                                    -------
       Are payments current?                                          Yes
                                                                    -------
       If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                                                    DATE
                                              COVERAGE       POLICY         EXPIRATION          PREMIUM           COVERAGE
TYPE               CARRIER NAME                AMOUNT        NUMBER            DATE              AMOUNT           PAID THRU
---------------------------------------------------------------------------------------------------------------------------





                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                  CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONAIRE

CASE NAME:   MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER: 97-21385-CJK




3. BANK ACCOUNTS

                                            MMT          MMT            MMT         ALEX        OPPEN-     ESCROW AT
                                         OPERATING     PAYROLL        PAYROLL       BROWN       HEIMER       ROPES         TOTAL
                                        -------------------------------------------------------------------------------------------

                                                                                     ALEX        OPPEN-      ROPES &
BANK NAME                               U.S. TRUST    U.S. TRUST    NATIONSBANK      BROWN       HEIMER        GRAY

ACCOUNT NUMBER                          1100937836    1100937844     3001270655    210-71007   033-82238

BEGINNING BOOK BALANCE                    (423,058)            0         19,003            0           0           0      (404,055)

PLUS:  Deposits-Collections of A/R       1,011,316                                                                       1,011,316
       Other Receipts                      103,340                                                                         103,340
       Loan Advances                     1,500,000                                                                       1,500,000
                                                                                                                                 0

LESS:  Disbursements                    (4,980,389)                                                                     (4,980,389)
       Payroll                                                         (602,945)                                          (602,945)
       Returned Checks                                                                                                           0
       Loan Repayments                                                                                                           0
                                                                                                                                 0

OTHER: Adjustments                                                                                                               0
       Transfers In (Out)                2,383,000                      600,000                                          2,983,000
                                                                                                                                 0
                                        -------------------------------------------------------------------------------------------

ENDING BOOK BALANCE                       (405,791)            0         16,058            0           0           0      (389,733)
                                        ===========================================================================================



4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

       Payments To/On                                            Amount          Date          Check #
       ------------------------------------------------          -------------------------------------

       PROFESSIONALS (ATTORNEYS,
       ACCOUNTANTS, ETC.):

       Bank of New York (Creditors Committee Expenses)               535        6/18/98         42505
       Blackstone Group                                          129,924        6/18/98         42510
       Cameron & Barkley (Creditors Committee Expenses)            1,449        6/18/98         42519
       Celanese (Creditors Committee Expenses)                     3,135        6/18/98         42523
       Cohn & Kelakos, LLP                                       189,307        6/18/98         42529
       Goodwin, Procter & Hoar                                   298,101        6/18/98         42547
       KPMG Peat Marwick                                          98,959        6/18/98         42572
       Latham & Watkins                                           31,335        6/18/98         42576
       Lockheed Martin (Creditors Committee Expenses)              3,647        6/18/98         42579
       Fluor Daniel (Creditors Committee Expenses)                 1,340        6/18/98         42635

                                                                 -------
                                                                 757,732
                                                                 =======

       PRE-PETITION DEBTS



                                                                 -------
       TOTAL PAYMENTS OF PRE-PETITION DEBTS                            0
                                                                 =======

                         INSURANCE EXPIRATION STATEMENT                EXHIBIT D



                                               INSURANCE       COVERAGE       POLICY       EXPIRATION    PREMIUM       COVERAGE
CARRIER NAME AND ADDRESS          TYPE           AGENT          AMOUNT         NUMBER         DATE        AMOUNT      PAID THRU
-------------------------------------------------------------------------------------------------------------------------------



         SEE ATTACHED




         I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.

         Date:   7/23/98
               -----------

                                           Molten Metal Technology, Inc.


                                           By: /s/ F. Gordon Bitter
                                               --------------------------------
                                               F. Gordon Bitter
                                               Chief Executive Officer

                                           MMT of Tennessee, Inc.


                                           By: /s/ F. Gordon Bitter
                                               --------------------------------
                                               F. Gordon Bitter
                                               Chief Executive Officer


                                           M4 Environmental, L.P.

                                           By: /s/ F. Gordon Bitter
                                               --------------------------------
                                               M4 Environmental Management, Inc.
                                               General Partner


                                           By: /s/ F. Gordon Bitter
                                               --------------------------------
                                               F. Gordon Bitter
                                               Vice President

                                           MMT Federal Holdings, Inc.


                                           By: /s/ F. Gordon Bitter
                                               --------------------------------
                                               F. Gordon Bitter
                                               Vice President

                   Mollen Metal Technology Insurance Schedule
                                   Exhibit A


===================================================================================================================================
 CARRIER NAME & ADDRESS                            TYPE                            BROKER             LIMITS               POLICY
                                                                                                                           NUMBER
===================================================================================================================================

Commerce & Industry Insurance Co.       General Liability                          Aon             $1,000,000             340-94-76
70 Pine Street                          Automobile Liability                       Aon             $1,000,000             766-56-11
New York, NY   10270                    Excess Liability - 1st layer               Aon            $20,000,000             606-23-31
                                                                                                excess of $1M

New Hampshire Insurance Co.             Workers Compensation                       Aon              Statutory           WC588-59-75
70 Pine Street                          Workers Compensation - CA                  Aon              Statutory           WC588-59-77
New York NY  10270                      Employers' Liability                       Aon             $1,000,000           WC588-59-75
                                                                                                                        and -77[CA]

American International Specialty Lines  Pollution Liability - MA/TN                Aon             $3,000,000               8199951
   Insurance Co.                        Pollution Liability - TX                   Aon             $1,000,000               8199950
70 Pine Street
New York NY  10270

Executive Risk Indemnity Company        Fidelity                                   Aon               $500,000         751-118812-98
P.O. Box 91394                          Fiduciary                                  Aon             $2,000,000         751-118834-98
Chicago, IL   60693

Executive Risk Indemnity Company        Directors & Officers Liability             Aon            $10,000,000         751-091628-98
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                 Foreign Liability                          Aon             $1,000,000        PST 00 9648288
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.          Property                                   Aon           $147,000,000                 CC626
Allendale Park                                                                                        Blanket
Johnston, RI  02919

American Nuclear Insurers               Nuclear All Risk Property                  J&H/M&M        $45,000,000                 98262
Town Center                             Nuclear Liability Facility Form - TN       J&H/M&M        $50,000,000               NF-0338

=============================================================================================================================
 CARRIER NAME & ADDRESS                                 TYPE                       EXPIRATION         PREMIUM          PAID
                                                                                      DATE                             THRU
=============================================================================================================================

Commerce & Industry Insurance Co.       General Liability                            12/3/98           $53,000        Current
70 Pine Street                          Automobile Liability                         12/3/98            $3,540        Current
New York, NY   10270                    Excess Liability - 1st layer                 12/3/98           $43,185        Current


New Hampshire Insurance Co.             Workers Compensation                         12/3/98          $111,250        Current
70 Pine Street                          Workers Compensation - CA                    12/3/98              $753        Current
New York NY  10270                      Employers' Liability                         12/3/98            inclu.        Current


American International Specialty Lines  Pollution Liability - MA/TN                  12/3/98           $28,342        Current
   Insurance Co.                        Pollution Liability - TX                     12/3/98           $16,919        Current
70 Pine Street
New York NY  10270

Executive Risk Indemnity Company        Fidelity                                      5/9/99            $6,000        Current
P.O. Box 91394                          Fiduciary                                     5/9/99            $6,000        Current
Chicago, IL   60693

Executive Risk Indemnity Company        Directors & Officers Liability               1/19/99          $350,000        Current
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                 Foreign Liability                             2/1/99            $2,000        Current
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.          Property                                     12/2/99          $170,000        Current
Allendale Park
Johnston, RI  02919

American Nuclear Insurers               Nuclear All Risk Property                     1/1/99           $97,500        Current
Town Center                             Nuclear Liability Facility Form - TN        12/31/98          $124,215        Current


                   Mollen Metal Technology Insurance Schedule
                                   Exhibit A



================================================================================================================================
 CARRIER NAME & ADDRESS                                 TYPE                          BROKER              LIMITS         POLICY
                                                                                                                         NUMBER
================================================================================================================================

29 South Main Street                    Master Worker Certificate - TN               J&H/M&M            $200,000,000     NW-0235
West Hartford, CT 06107                                                                                  Shared Agg.
                                        Nuclear Supplier's & Transp.                 J&H/M&M            $ 15,000,000     NS-0539
                                        Nuclear Liability Facility Form - SC         J&H/M&M            $ 10,000,000     NF-0329
                                        Nuclear Foreign Supplier's & Transp.         J&H/M&M            $ 10,000,000         TBD
                                        Master Worker Certificate - SC               J&H/M&M            $200,000,000     NW-0237
                                                                                                         Shared Agg.
                                        Nuclear Facility Liability - Comm. Park      J&H/M&M            $ 10,000,000     NF-0337
                                        Master Worker Certificate - Comm. Park       J&H/M&M            $200,000,000     NW-0234
                                                                                                         Shared Agg.

American International Specialty        Pollution Legal and Closure/Post Closure     J&H/M&M            $  3,000,000     8183013
   Lines Ins. Co.                                                                                    Pollution Legal
Harborside Financial Center                                                                             $  3,400,000
401 Plaza 3                                                                                                  Closure
Jersey City, NJ   07311

===================================================================================================================================
 CARRIER NAME & ADDRESS                                 TYPE                         EXPIRATION    PREMIUM               PAID
                                                                                        DATE                             THRU
===================================================================================================================================

29 South Main Street                    Master Worker Certificate - TN                12/31/98    $    550         Not yet invoiced
West Hartford, CT 06107
                                        Nuclear Supplier's & Transp.                  12/31/98    $  8,670                  Current
                                        Nuclear Liability Facility Form - SC          12/31/98    $ 13,590                  Current
                                        Nuclear Foreign Supplier's & Transp.          12/31/98         TBD   Based on Foreign Sales
                                        Master Worker Certificate - SC                12/31/98    $    550         Not yet invoiced
                                        Nuclear Facility Liability - Comm. Park       12/31/98    $ 39,568                  Current
                                        Master Worker Certificate - Comm. Park        12/31/98    $    550         Not yet invoiced


American International Specialty        Pollution Legal and Closure/Post Closure      10/15/00    $ 94,400                  Current
   Lines Ins. Co.                                                                  Poll. Legal
Harborside Financial Center                                                            12/7/00    $425,000                  Current
401 Plaza 3                                                                            Closure
Jersey City, NJ   07311




Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280 (Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution and for 1/4/99 and 2000 for Closure, are unbilled and unpaid.

                   Mollen Metal Technology Insurance Schedule
                                   Exhibit A



=================================================================================================================================
 CARRIER NAME & ADDRESS                               TYPE                        CO    LIMITS   EXPIRATION   PREMIUM      PAID
                                                                                ENTITY              DATE                   THRU
=================================================================================================================================

Blue Cross & Blue Shield of RI          Full Coverage Medical                      MMT           6/1-6/30/98   $10,622    Current
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                       Self Funded Dental                         MMT           6/1-6/30/98      None    Current
PO Box 5-0198                                                                                                             Current
Woburn, MA 01815-0198                                                                                                     Current


Fortis Benefits Insurance Co.           Employee Funded-Supplemental Life          MMT           6/1-6/30/98   $ 1,968    Current
PO Box 27-644-1
Kansas City, MO 64180-0644

Fortis Benefits Insurance Co.           Employee Funded-Supplemental Life       MMT TN           6/1-6/30/98   $ 1,185    Current
PO Box 27-644-1
Kansas City, MO 64180-0644

Fortis Self Funded Admin Services       Medical Stop Loss and Life Insurance       MMT           6/1-6/30/98   $10,960    Current
10159 Wayzata Boulevard                 Premiums
Minnetonka, MN 55305

Fortis Self Funded Admin Services       Medical Stop Loss and Life Insurance    MMT TN           6/1-6/30/98   $ 8,231    Current
10159 Wayzata Boulevard                 Premiums
Minnetonka, MN 55305

Fortis Self Funded Admin Services       Self Funded Medical Claims               MMT &           6/1-6/30/98   $50,000    Current
10159 Wayzata Boulevard                                                         MMT TN
Minnetonka, MN 55305

                   Mollen Metal Technology Insurance Schedule
                                   Exhibit A

============================================================================================================================
 CARRIER NAME & ADDRESS                               TYPE                    CO     LIMITS  EXPIRATION    PREMIUM    PAID
                                                                            ENTITY             DATE                   THRU
============================================================================================================================

UNUM Life Insurance                Employee Funded Long Term Disability       MMT            6/1-6/30/98    $1,951   Current
PO Box 7777-W0050
Philadelphia, PA
19175-0050

UNUM Life Insurance                Short Term Disability                      MMT            6/1-6/30/98    $2,110   Current
2211 Congress Street
Portland, ME 04122